Basis of Presentation and Summary of Significant Accounting Policies - Schedule of Reconciles Cash, Cash Equivalents, and Restricted Cash (Details) - USD ($) $ in Thousands	Mar. 29, 2026	Dec. 28, 2025	Mar. 30, 2025	Dec. 29, 2024	Dec. 31, 2023
Schedule of Reconciles Cash, Cash Equivalents, and Restricted Cash [Abstract]
Cash and cash equivalents	$ 9,488	$ 9,617		$ 13,378
Restricted cash	1,134	3,841		3,841
Total cash, cash equivalents and restricted cash	$ 10,622	$ 13,458	$ 14,394	$ 17,219	$ 6,416